            SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


        This Second Amendment to the Receivables Purchase Agreement (this "Amendment") dated as of September ___, 1997, is made among INTERNATIONAL COMFORT PRODUCTS CORPORATION (USA), (formerly known as Inter-City Products Corporation (USA)), a Delaware corporation ("ICP"), INTER-CITY PRODUCTS PARTNER CORPORATION, a Delaware corporation ("ICPPC"), GENERAL HEATING AND COOLING COMPANY, a Delaware corporation ("General" and, together with ICP and ICPPC, the "Sellers"), INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P., a Tennessee limited partnership ("Buyer"), and ANAGRAM ASSET MANAGEMENT, L.L.C., as agent ("Agent").

        REFERENCE IS MADE to the Receivables Purchase Agreement (as amended by a First Amendment to Receivables Purchase Agreement and Second Amendment to Certificate Purchase Agreement dated as of January 27, 1997, the "Receivables Purchase Agreement") dated as of July 25, 1996, among Sellers and Buyer.

        WHEREAS, Section 10.1 of the Receivables Purchase Agreement provides that the Receivables Purchase Agreement may be amended by Sellers and Buyer, provided that the Modification Condition has been satisfied with respect to such amendment.

        WHEREAS, pursuant to (i) the Asset Purchase Agreement dated as of September 17, 1997 between ICP and General, as sellers, and Pameco Corporation, a Georgia corporation ("Pameco") (the "Purchase Agreement"), ICP is selling certain assets of certain branches engaged in the business of selling air conditioning and heating parts and equipment as distributors and General is selling all or substantially all of its assets to Pameco.

        WHEREAS, the parties hereto wish to amend the Receivables
Purchase Agreement.

        NOW, THEREFORE, it is hereby agreed that, effective as of the opening of business on September 30, 1997:

        1.Attached hereto as Exhibit A is a Bill of Sale dated as of the date hereof between General and LaSalle National Bank, as Trustee ("Trustee") of the Inter-City Products Receivables Master Trust (the "Trust") (the "General Bill of Sale"), pursuant to which certain receivables of the Trust shall be sold to General. Attached hereto as Exhibit B is a Bill of Sale dated as of the date hereof between ICP and the Trustee (the "ICP Bill of Sale"), and together with the General Bill of Sale, the "Bill(s) of Sale"), pursuant to which certain receivables of the Trust shall be sold to ICP.
        (a)Notwithstanding the provisions of the Receivables Purchase Agreement, the Acquired Receivables, as defined in each Bill of Sale, may be purchased by the buyer thereunder in accordance with the terms of the respective Bill of Sale.

        (b)General shall no longer be a Seller under the Receivables Purchase Agreement and upon payment of the consideration provided in the General Bill of Sale, General shall have no further obligations under the Receivables Purchase Agreement.

        (c)General represents and warrants that the Acquired Receivables being purchased by it pursuant to the Bill of Sale are receivables originated by General and that General has sold substantially all of its assets to Pameco. ICP represents and warrants that the Acquired Receivables being purchased by it pursuant to the ICP Bill of Sale are receivables originated by the ICP and such receivables have been sold by ICP pursuant to the Purchase Agreement.

        2.The terms of the Receivables Purchase Agreement shall continue in full force and effect as amended and modified by this Amendment.

        3.This Amendment may be executed in several counterparts, and all so executed shall constitute one and the same Amendment.

                             *  *  *  *  *  *

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by their officers duly authorized thereunto, as of the day and year first above written.

                                INTERNATIONAL COMFORT PRODUCTS
                                CORPORATION (USA)

                                By:___________________________
                                Name:
                                Title:


                                INTER-CITY PRODUCTS PARTNER
                                CORPORATION

                                By:___________________________
                                Name:
                                Title:


                                GENERAL HEATING AND COOLING
                                COMPANY

                                By:___________________________
                                Name:
                                Title:


                                INTER-CITY PRODUCTS RECEIVABLES
                                COMPANY, L.P.

                                By:Inter-City Products
                                Partner Corporation
                                Its:General Partner

                                By:___________________________
                                Name:
                                Title:


                                ANAGRAM ASSET MANAGEMENT, L.L.C.

                                By:____________________________
                                Name:
                                Title:

                            EXHIBIT A
                             FORM OF
                           BILL OF SALE
               (General Heating and Cooling Company)

     THIS BILL OF SALE (this "Bill of Sale") dated as of September   , 1997,
is made among General Heating and Cooling Company ("General"), a Delaware corporation ("Buyer"), and LaSalle National Bank, as Trustee of the Inter-City Products Receivables Master Trust ("Seller").

     WHEREAS, General is a party to a Receivables Purchase Agreement dated as of July 25, 1996 among International Comfort Products Corporation (USA), a Delaware corporation ("ICP"), Inter-City Products Partner Corporation, a Delaware corporation, General and Inter-City Products Receivables Company, L.P., a Tennessee limited partnership ("ICPRC")(the "Receivables Purchase Agreement"), whereby General sells, transfers, assigns, sets over and conveys to ICPRC certain of its receivables. Capitalized terms used but not defined herein have the meanings ascribed to them in the Receivables Purchase Agreement.

     WHEREAS, pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 among ICPRC, ICP and Seller, ICPRC transfers its interests in the receivables it purchases pursuant to the Receivables Purchase Agreement to Seller.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Seller hereby sells, transfers, assigns, sets over and conveys to Buyer, its successors and assigns, to have and to hold forever, all of the receivables described on the attached ACQUIRED RECEIVABLES SCHEDULE (the "Acquired Receivables").

     2. Seller shall deliver to Buyer UCC-3 Financing Statements (i) executed by ICPRC as secured party/purchaser releasing the Acquired Receivables from the collateral described in the UCC-1 Financing Statements filed on or about July 25, 1996 of ICP as seller/debtor and (ii) executed by Trustee as secured/party purchaser releasing the Acquired Receivables from the collateral described in the UCC-1 Financing Statements of ICPRC as seller/debtor.

     3.   As consideration for the purchase of Acquired Receivables, Buyer
shall deliver (i) $          by wire transfer of immediately available funds
to an account designated by Seller and (ii) the Buyer Note dated as of July 25, 1996 between ICPRC and CDI to ICPRC with an outstanding balance of
principal and accrued interest thereon of $            as of the date hereof.

Such Buyer Note shall be deemed canceled upon such delivery.

     4. Seller, by its execution of this Bill of Sale, by its acceptance of this Bill of Sale, each hereby acknowledges and agrees that neither the representations nor warranties nor the rights and remedies of any party under the Receivables Purchase Agreement shall be deemed enlarged, modified or altered in any way by this instrument.

     IN WITNESS WHEREOF, the Seller and the Buyer have caused this instrument to be duly executed under seal as of and on the date first above written.

                                          LASALLE NATIONAL BANK, as Trustee

                                          By:
                                             --------------------------------
                                          Its:
                                              -------------------------------


                                          GENERAL HEATING AND COOLING COMPANY


                                          By:
                                             --------------------------------
                                          Its:
                                              -------------------------------

                            EXHIBIT B
                             FORM OF
                           BILL OF SALE
               (International Comfort Products Corporation (USA))

     THIS BILL OF SALE (this "Bill of Sale") dated as of September   , 1997,
is made among International Comfort Products Corporation (USA) (formerly known as Inter-City Products Corporation (USA))("ICP"), a Delaware corporation ("Buyer"), and LaSalle National Bank, as Trustee of the Inter-City Products Receivables Master Trust ("Seller").

     WHEREAS, ICP is a party to a Receivables Purchase Agreement dated as of July 25, 1996 among ICP, Inter-City Products Partner Corporation, a Delaware corporation, certain subsidiaries of ICP and Inter-City Products Receivables Company, L.P., a Tennessee limited partnership ("ICPRC")(the "Receivables Purchase Agreement"), whereby ICP sells, transfers, assigns, sets over and conveys to ICPRC certain of its receivables. Capitalized terms used but not defined herein have the meanings ascribed to them in the Receivables Purchase Agreement.

     WHEREAS, pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 among ICPRC, ICP and Seller, ICPRC transfers its interests in the receivables it purchases pursuant to the Receivables Purchase Agreement to Seller.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Seller hereby sells, transfers, assigns, sets over and conveys to Buyer, its successors and assigns, to have and to hold forever, all of the receivables described on the attached ACQUIRED RECEIVABLES SCHEDULE (the "Acquired Receivables").

     2. Seller shall deliver to Buyer UCC-3 Financing Statements (i) executed by ICPRC as secured party/purchaser releasing the Acquired Receivables from the collateral described in the UCC-1 Financing Statements filed on or about July 25, 1996 of CDI as seller/debtor and (ii) executed by Trustee as secured/party purchaser releasing the Acquired Receivables from the collateral described in the UCC-1 Financing Statements of ICPRC as seller/debtor.

     3.   As consideration for the purchase of Acquired Receivables, Buyer
shall deliver $          by wire transfer of immediately available funds to
an account designated by Seller.

     4. Seller, by its execution of this Bill of Sale, by its acceptance of this Bill of Sale, each hereby acknowledges and agrees that neither the representations nor warranties nor the rights and remedies of any party under the Receivables Purchase Agreement shall be deemed enlarged, modified or altered in any way by this instrument.

     IN WITNESS WHEREOF, the Seller and the Buyer have caused this instrument to be duly executed under seal as of and on the date first above written.

                                          LASALLE NATIONAL BANK, as Trustee

                                          By:
                                             --------------------------------
                                          Its:
                                              -------------------------------


                                          INTERNATIONAL COMFORT PRODUCTS
                                          CORPORATION (USA)


                                          By:
                                             --------------------------------
                                          Its:
                                              -------------------------------